Exhibit 1(a)




                           TEXAS UTILITIES ELECTRIC COMPANY

                                 First Mortgage Bonds

                              Unsecured Debt Securities




                                UNDERWRITING AGREEMENT
                                ----------------------


                                                                     [Date]





          as Representatives of the Underwriters
          named in Schedule I hereto

          c/o




          Ladies and Gentlemen:

                    1.   Introduction.  Texas Utilities Electric Company, a
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          Texas corporation (the "Company"), proposes to issue and sell severally to you (the "Underwriters"): (A) the Company's First Mortgage Bonds of the series designation, with the terms and in the principal amount specified in Schedule I hereto (the
          "Bonds"), or (B) the Company's unsecured debt securities, with the terms and in the principal amount specified in Schedule I hereto (the "Debt Securities"). The Bonds and/or Debt Securities, as the case may be, specified in Schedule I hereto, are herein sometimes referred to together as the "Securities".

                    2.   A.   Description of Bonds.  The Company proposes
                              --------------------
          to issue the Bonds under its Mortgage and Deed of Trust, dated as of December 1, 1983, to Irving Trust Company (now The Bank of New
          York), Trustee, as heretofore supplemented and as it is to be
          further supplemented by a             Supplemental Indenture (the
                                    -----------
          "Supplemental Indenture") to be dated as of              , in
                                                      -------------
          substantially the form heretofore delivered to you, said Mortgage and Deed of Trust, as heretofore supplemented and as it is to be so further supplemented, being hereinafter referred to as the "Mortgage".

                         B.   Description of Debt Securities.  The Company
                              ------------------------------
          proposes to issue the Debt Securities under its Indenture (For Unsecured Debt Securities), dated as of August 1, 1997, to The Bank of New York, Trustee (the "Indenture Trustee"), said Indenture, together with any amendments or supplements thereto, being hereinafter referred to as the "Indenture".

                    3.   Representations and Warranties of the Company.
                         ---------------------------------------------
          The Company represents and warrants to the several Underwriters that:

                    (a) It has filed with the Securities and Exchange Commission (the "Commission") a registration statement on
               Form S-3, including a prospectus, on         , 199
                                                    --------     --
               (Registration No.             ) for the registration of
                                 ------------
               $[350,000,000] aggregate amount of the Company's First Mortgage Bonds ("First Mortgage Bonds") and unsecured debt securities ("Unsecured Debt Securities") under the Securities Act of 1933, as amended (the "Securities Act"). Such registration statement ("registration statement No. ")
                                                                       ---
               was declared effective by the Commission on               .
                                                           --------------
               The Company also filed with the Commission a registration statement on Form S-3 on September 15, 1994 (Registration No. 33-83976) (hereinafter "registration statement No. 33-83976") for the registration of $500,000,000 of the Company's First Mortgage Bonds under the Securities Act. Such registration statement was declared effective by the Commission on September 26, 1994. The Company also filed with the Commission post-effective amendment no. 1 (the "Post-Effective Amendment") to registration statement No. 33-83976 on July 1, 1997 to include Unsecured Debt Securities in the securities registered with the Commission pursuant to the registration statement No. 33-83976. The Post-Effective Amendment was declared effective by the Commission on July 9, 1997. All but $148,850,000 amount of First Mortgage Bonds and Unsecured Debt Securities registered under the Securities Act pursuant to registration statement No. 33-83976, as amended, have been previously issued. References herein to the term "Registration State-ment" as of any date shall be deemed to refer to
               registration statement No.        and registration statement
                                          ------
               No.33-83976, each as amended or supplemented to such date, including all documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 ("Incorporated Documents"). References herein to the term "Prospectus" as of any given date shall be deemed to refer to the prospectus
               forming a part of registration statement No.       , as
                                                            ------
               amended or supplemented as of such date (other than by amendments or supplements relating to First Mortgage Bonds or Unsecured Debt Securities other than the Securities), including all Incorporated Documents as of such date and including a prospectus supplement relating to the Securities. References herein to the term "Effective Date" shall be deemed to refer to the later of the time and date
               registration statement No.         was declared effective or
                                          ------
               the time and date of the filing thereafter of the Company's most recent Annual Report on Form 10-K if such filing is made prior to the Closing Date, as hereinafter defined. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, without prior notice to the Underwriters, or to which Counsel for the Underwriters shall reasonably object in writing. For the purposes of this Agreement, any Incorporated Document filed with the Commission on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, shall be deemed an amendment or supplement to the Registration Statement and the Prospectus.

                    (b) On the Effective Date, the Registration Statement and the Prospectus fully complied and at the Closing Date, as hereinafter defined, the Registration Statement, the Prospectus, the Mortgage and the Indenture will fully comply in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder; on the Effective Date the Registration Statement did not, and at the Closing Date, as hereinafter defined, the Registration Statement will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the Effective Date the Prospectus did not, and at the Closing Date, as hereinafter defined, and on the date it is filed with, or transmitted for filing to, the Commission pursuant to Rule 424 of the General Rules and Regulations of the Securities Act ("Rule 424"), the Prospectus will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on said dates the Incorporated Documents, taken together as a whole, fully complied or will comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations of the Commission thereunder, and, when read together with the Prospectus on said dates did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon information furnished in writing to the Company by, or on behalf of, any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus or to any statements in or omissions from the Statements of Eligibility and Qualification under the Trust Indenture Act, or amendments thereto, of the Trustee under the Mortgage or the Indenture Trustee under the Indenture.

                    (c) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party.


                     4.  Purchase and Sale.  On the basis of the
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          representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the respective principal amount(s) of the Securities set forth opposite the name of such Underwriter in
          Schedule II attached hereto, at the purchase price or prices set forth in Schedule I hereto.

                     5.  Time and Place of Closing.  Delivery of the
                         -------------------------
          Securities against payment therefor by wire transfer in federal funds shall be made at the office of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York Time, on
                       , or at such other place, time and date as shall be
          -------------
          agreed upon in writing by the Company and you or established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date". The Securities shall be delivered to you for the respective accounts of the Underwriters in fully registered form in such denominations of $1,000 or any multiple thereof and registered in such names as you shall reasonably request in writing not later than the close of business on the second business day prior to the Closing Date, or, to the extent not so requested, registered in the names of the respective Underwriters in such authorized denominations as the Company shall determine. The Company agrees to make the Securities available to you for checking purposes not later than 10:00 A.M., New York Time, on the last business day preceding the Closing Date at the office of Reid & Priest LLP, 40 West 57th Street, New York, New York, 10019.

                    If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount(s) of the Securities that such Underwriter has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the other Underwriters of the default of such Underwriter, and the other Underwriters shall have the right within 24 hours after the receipt of such notice to determine to purchase, or to procure one or more others, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Rules of Fair Practice) and satisfactory to the Company, to purchase, upon the terms herein set forth, the principal amount(s) of the Securities that the defaulting Underwriter had agreed to purchase. If any non-defaulting Underwriter or Underwriters shall determine to exercise such right, such Underwriter or Underwriters shall give written notice to the Company of the determination in that regard within 24 hours after receipt of notice of any such default, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine.
          If in the event of such a default no non-defaulting Underwriter shall give such notice then this Agreement may be terminated by the Company, upon like notice given to the non-defaulting Underwriters, within a further period of 24 hours. If in such case the Company shall not elect to terminate this Agreement, it shall have the right, irrespective of such default:

                    (a) to require such non-defaulting Underwriters to purchase and pay for the respective principal amounts of Securities that they had severally agreed to purchase hereunder as hereinabove provided and, in addition, the principal amounts of Securities that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth (1/9) of the respective principal amounts of the Securities that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or

                    (b) to procure one or more persons, who are members of the NASD (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, either all or a part of the princi-pal amount(s) of the Securities that such defaulting Underwriter had agreed to purchase or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

          In the event the Company shall exercise its rights under (a) and/or (b) above, the Company shall give written notice thereof to the non-defaulting Underwriters within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine.

                    In the computation of any period of 24 hours referred to in this Section 5, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday that would otherwise be included in such period of time.

                    Any action taken by the Company under this Section 5 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. Termination by the Company under this Section 5 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in Sections 6(g) and 9 hereof.

                    6.   Covenants of the Company.  The Company agrees
                         ------------------------
          that:

                    (a) It will promptly deliver to each of you a signed copy of the Registration Statement as originally filed or, to the extent a signed copy is not available, a conformed copy, certified by an officer of the Company to be in the form as originally filed, including all Incorporated Documents and exhibits and of all amendments thereto.

                    (b) It will deliver to you, as soon as practicable after the date hereof, as many copies of the Prospectus as of such date as you may reasonably request.

                    (c) It will cause the Prospectus to be filed with, or transmitted for filing to, the Commission pursuant to Rule 424 as soon as practicable and advise you of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

                    (d) If, during such period of time (not exceeding nine months) after the Prospectus has been filed with, or transmitted for filing to, the Commission pursuant to Rule 424 as in the opinion of Counsel for the Underwriters a prospectus covering the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event relating to or affecting the Company or of which the Company shall be advised in writing by you shall occur that in the Company's reasonable opinion should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, the Company will, at its expense, amend or supplement the Prospectus by either (i) preparing and furnishing to you at the Company's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing and fur-nishing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424, the Company, upon your request, will furnish to you, at the expense of such Underwriter, a reasonable quantity of a supplemental prospectus or supplements to the Prospectus complying with Section 10(a) of the Securities Act.

                    (e) It will make generally available to its security holders, as soon as practicable, an earnings statement (which need not be audited) covering a period of at least twelve months beginning not earlier than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement as defined in Rule 158 under the Securities Act.

                    (f) It will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the blue-sky laws of such jurisdictions as you may designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

                    (g) It will, except as herein provided, pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement, (ii) the issuance and delivery of the Securities as provided in Section 5 hereof, (iii) the preparation, execution and filing by it of the Supplemental Indenture, (iv) the qualification of the Securities under blue-sky laws [(including counsel fees not to exceed $7,500)], and (v) the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement and, except as provided in Section 6(d) hereof, of the Prospectus. The Company shall not, however, be required to pay any amount for any expenses of yours or any of the Underwriters, except that, if this Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 10 hereof, the Company will reimburse you for the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event, and will reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding $5,000, incurred in contemplation of the performance of this Agreement. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

                     7.  Conditions of Underwriters' Obligations.  The
                         ---------------------------------------
          obligations of the Underwriters to purchase and pay for the Securities shall be subject to the accuracy of the representations and warranties made herein on the part of the Company, to the performance by the Company of its obligations to be performed hereunder prior to the Closing Date, and to the following conditions:

                    (a) The Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424 prior to 6:00 P.M., New York Time, on the second business day after the date of this Agreement, or such other time and date as may be approved by you.

                    (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and you shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

                    (c) On the Closing Date, you shall have received from Worsham, Forsythe & Wooldridge, L.L.P., General Counsel for the Company, Reid & Priest LLP, of counsel for the Company, and Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, opinions in substantially the form and substance prescribed in Schedules III-1, IV-1 and V-1 hereto (if Debt Securities are purchased pursuant to this Agreement) or III-2, IV-2 and V-2 hereto (if Bonds are purchased pursuant to this Agreement) (i) with such changes therein as may be agreed upon by the Company and you, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the Securities shall be supplemented or amended after the Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplementation or amendment.

                    (d) On and as of the Closing Date you shall have received from Deloitte & Touche LLP a letter to the effect that (i) they are independent certified public accountants with respect to the Company, within the meaning of the Securities Act and the applicable published rules and regulations thereunder, (ii) in their opinion, the financial statements audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder, (iii) on the basis of a reading of the unaudited amounts of operating revenues and net income included or incorporated by reference in the Prospectus and the related financial statements from which these amounts were derived, the latest available unaudited financial statements of the Company and the minute books of the Company and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention that caused them to believe that
               (A) the unaudited financial statements incorporated by reference in the Prospectus were not determined in accor-dance with generally accepted accounting principles applied on a basis substantially consistent with that of the corresponding amounts in the latest available audited financial statements, (B) the unaudited amounts of operating revenues and net income of the Company included or incorporated by reference in the Prospectus were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income incorporated by reference in the Prospectus, (C) for the twelve months ended as of the date of the latest available financial statements of the Company, there were any decreases in operating revenues or net income as compared with the comparable period of the preceding year, and (D) at a specified date not more than seven days prior to the date of such letter, there was any change in the capital stock of the Company, short-term bank loans, commercial paper, notes payable to Texas Utilities Company or long-term debt of the Company or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases that the Prospectus discloses have occurred or may occur or which are occasioned by the declaration of a regular quarterly dividend or the acquisition of long-term debt for sinking fund purposes, or that are described in such letter, and (iv) they have compared the dollar amounts (or percentages or ratios derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement and the Prospectus as reasonably requested by you (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company subject to the internal controls of the Company's accounting system or are derived indirectly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                     (e) Since the most recent dates as of which in-
               formation is given in the Registration Statement or the Prospectus there shall not have been any material adverse change in the business, property or financial condition of the Company and, since such dates, there shall not have been any material transaction entered into by the Company, in each case other than transactions in the ordinary course of business and transactions contemplated by the Registration Statement or Prospectus and at the Closing Date you shall have received a certificate to such effect dated the Closing Date and signed by an officer of the Company.

                    (f) All legal proceedings to be taken in connection with the issuance and sale of the Securities shall have been satisfactory in form and substance to Counsel for the Underwriters.

                    In case any of the conditions specified above in this
          Section 7 shall not have been fulfilled, this Agreement may be terminated with the consent of Underwriters that have agreed to purchase in the aggregate 50% or more of the aggregate principal amount of Securities and upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

                     8.  Conditions of Company's Obligations.  The
                         -----------------------------------
          obligation of the Company to deliver the Securities shall be subject to the conditions that the Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule 424 prior to 6:00 P.M., New York Time, on the second business day after the date of this Agreement or such other time and date as may be approved by the Company, and no stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission at the Closing Date. In case these conditions shall not have been fulfilled, this Agreement may be terminated by the Company upon notice thereof to you. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

                     9.  Indemnification.
                         ---------------

                    (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus prior to the Effective Date, or in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by any Underwriter, through you or otherwise, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act of the Trustee under the Mortgage or the Indenture Trustee under the Indenture; and provided further, that the indemnity agreement contained in this Section 9 shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Securities to any person if a copy of the Prospectus (exclusive of the Incorporated Documents) shall not have been given or sent to such person by or on behalf of such Underwriter with or prior to the written confirmation of the sale involved unless, with respect to the delivery of any amendment or supplement to the Prospectus, the alleged omission or alleged untrue statement was not corrected in such amendment or supplement at the time of such written confirmation. The indemnity agreement of the Company contained in this Section 9 and the representations and warranties of the Company contained in
               Section 3 hereof shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Securities.

                    (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its officers and directors, and each person who controls the Company within the meaning of
               Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished in writing to the Company by or on behalf of such Underwriter, through you or otherwise, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. Each Underwriter hereby furnishes to the Company in writing expressly for use in the Prospectus (i) the statements relating to offerings by the Underwriters on the cover page, (ii) the statements in the first paragraph
               on page     concerning stabilization and other transactions
                       ---
               by the Underwriters, and (iii) under "Underwriters," the
               list of underwriters and statements in the        ,
                                                          -------
                       , and       paragraphs.  The indemnity agreement of
               --------      -----
               the respective Underwriters contained in this Section 9 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of the Company, its directors or its officers, any such Underwriter, or any such controlling person, and shall survive the delivery of the Securities.

                    (c) The Company and the several Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability that it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by such counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing the indemnified parties who are parties to such action).

                    (d) If the indemnification provided for in sub-paragraph (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subparagraph (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect the relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions that have resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each of the Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph
               (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above.

                    10.  Termination.  This Agreement may be terminated, at
                         -----------
          any time prior to the Closing Date, by you with the consent of the Underwriters that have agreed to purchase in the aggregate 50% or more of the aggregate principal amount of the Securities if (a) after the date hereof and at or prior to the Closing Date there shall have occurred any general suspension of trading in securities on the New York Stock Exchange or there shall have been established by the New York Stock Exchange or by the Com-mission or by any federal or state agency or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by New York or federal authorities, or (b) there shall have occurred any new material
          (i) outbreak of hostilities or (ii) other national or international calamity or crisis, including, but not limited to, an escalation of hostilities that existed prior to the date of this Agreement, and the effect of any such event specified in clause (a) or (b) above on the financial markets of the United States shall be such as to make it impracticable, in the reasonable judgment of the Underwriters, for the Underwriters to enforce contracts for the sale of the Securities. This Agreement may also be terminated at any time prior to the Closing Date by you with the consent of the Underwriters that have agreed to purchase in the aggregate 50% or more of the aggregate principal amount of the Securities, if, in your reasonable judgment, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) prepared and issued by the Company after the effectiveness of this Agreement shall have disclosed a material adverse change in the business, property or financial condition of the Company that has materially impaired the marketability of the Securities. Any termination hereof pursuant to this Section 10 shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

                     11. Miscellaneous.  THE VALIDITY AND INTERPRETATION OF
                         -------------
          THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement shall inure to the benefit of the Company, the several Underwriters and, with respect to the provisions of
          Section 9 hereof, each director, officer and controlling person referred to in said Section 9, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Agreement. The term "successor" as used herein shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

                     12. Notices.  All communications hereunder shall be in
                         -------
          writing, and, if to the Underwriters, shall be mailed or delivered to you at the address set forth above, or, if to the Company, shall be mailed or delivered to it at 1601 Bryan Street, Dallas, Texas 75201, Attention: Treasurer.

                    If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                         Very truly yours,

                                         TEXAS UTILITIES ELECTRIC COMPANY


                                         By
                                            -----------------------------



          Accepted and delivered as of
          the date first above written






          BY


            By
               -----------------------

                                      SCHEDULE I
                                      ----------

          Underwriting Agreement dated:
          Underwriters:








                     Securities:

           Designation:

           Principal Amount:

           Supplemental Indenture, if
           any, dated as of:

           Date of Maturity:

           Interest Rate:

           Purchase Price:

           Public Offering Price:

                                     SCHEDULE II
                                     -----------

                           TEXAS UTILITIES ELECTRIC COMPANY

                                 FIRST MORTGAGE BONDS

                               UNSECURED DEBT SECURITIES


                             Name               Principal Amount
                             ----               ----------------

                                    SCHEDULE III-1



                [Letterhead of Worsham, Forsythe & Wooldridge, L.L.P.]


                                                       [Date]



          as Underwriters named in the
          Underwriting Agreement, dated
                      , between Texas
          Utilities Electric Company and
          such Underwriters

          c/o

          Ladies and Gentlemen:

                    We have acted as General Counsel to Texas Utilities Electric Company (the "Company") in connection with the issuance
          and sale of $           aggregate principal amount of its
                       ----------
                        (the "Debt Securities") pursuant to the
          -------------
          Underwriting Agreement dated           ,      among the Company
                                       ----------  ----
          and you (the "Underwriting Agreement").

                    Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

                    In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Indenture and the Debt Securities. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions enumerated below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where deemed appropriate, on certificates of public officials. We have relied upon a certificate of the Indenture Trustee as to the authentication of the Debt Securities. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

                    Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:

                    1. The Company is a validly organized and existing corporation under the laws of the State of Texas.

                    2. The Company is a public utility corporation duly authorized by its articles of incorporation, as amended, to conduct the business that it is now conducting, is subject, as to rates and services, to the jurisdiction of certain authorities, as set forth in the Prospectus, and holds valid and subsisting franchises, licenses and permits authorizing it to carry on the utility business in which it is engaged.

                    3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                    4. The Indenture has been duly qualified under the Trust Indenture Act.

                    5. The Debt Securities and the Indenture have been duly authorized, executed and delivered by the Company, the Debt Securities are entitled to the benefits of the Indenture, and the Debt Securities and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                    6. The statements made in the Prospectus under the captions "Description of New Debt Securities" and "Certain Terms
          of the           ", insofar as they purport to constitute
                 ----------
          summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                    7. Other than as stated, referred to or incorporated by reference in the Registration Statement and the Prospectus, there are no material pending legal proceedings to which the Company is a party or of which property of the Company is the subject which depart from the ordinary routine litigation incident to the kind of business conducted by the Company, and to our best knowledge no such proceedings are contemplated.

                    8. The Registration Statement, as of the Effective Date, and the Prospectus, at the time it was filed with (or transmitted for filing to) the Commission pursuant to Rule 424 under the Securities Act, (except for financial statements and schedules and financial and statistical data as to which we do not express any belief and except for those parts of the Registration Statement that constitute the Forms T-1) complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any belief), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under
          Section 8 of the Securities Act.

                    9. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Debt Securities.

                    In the course of the preparation of the information relating to the Company contained in the Registration Statement and the Prospectus (including the documents incorporated therein by reference), we had discussions with certain of its officers and representatives, with other counsel for the Company, with Deloitte & Touche LLP, the independent certified public accountants who audited certain of the financial statements contained in the Registration Statement and the Prospectus and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Registration Statement and the Prospectus and take no responsibility therefor except as set forth in paragraph 6 above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except for financial statements and schedules and financial and statistical data as to which we do not express any belief and except for those parts of the Registration Statement that constitute the Forms T-1) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus, at the time it was filed with (or transmitted for filing to) the Commission pursuant to Rule 424 under the Securities Act, included, or on the date hereof includes, an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    We are members of the State Bar of Texas and do not hold ourselves out as experts in the laws of the State of New York. As to all matters of New York law, we have, with your consent, relied upon the opinion of Reid & Priest LLP, New York, New York, of Counsel to the Company.


                                             Very truly yours,

                                             WORSHAM, FORSYTHE &
                                                  WOOLDRIDGE, L.L.P.


                                              By:
                                                 -------------------------
                                                       A Partner

                                    SCHEDULE III-2


                [Letterhead of Worsham, Forsythe & Wooldridge, L.L.P.]


                                                                     [Date]


          as Underwriters named in the
          Underwriting Agreement, dated
                      , between Texas
          Utilities Electric Company and
          such Underwriters

          c/o

          Ladies and Gentlemen:

                    In connection with the proposed issuance and sale by
          Texas Utilities Electric Company (Company) of its    % First
                                                            ---
          Mortgage Bonds in an aggregate principal amount of
          $                (Bonds), pursuant to the agreement referred to
           ---------------
          above (Agreement), we advise you that we, as General Counsel for the Company, have participated in the preparation of (a) the Company's Mortgage and Deed of Trust, dated as of December 1, 1983, to Irving Trust Company (now The Bank of New York), Trustee (Trustee), as supplemented by all indentures supplemental
          thereto, the latest of which is the                  Supplemental
          Indenture, dated as of            , (the Mortgage and Deed of
          Trust as so supplemented being hereinafter called the Mortgage), under which the Bonds are proposed to be issued; and (b) the Registration Statement and the Prospectus (such terms having the same meaning herein as in the Agreement) filed by the Company under the Securities Act of 1933, as amended (Securities Act).
          We have not examined the Bonds, except for specimens thereof.

                    Upon the basis of our familiarity with these transactions and with the Company's properties and affairs generally, we are of the opinion that:

                    1. The Company is a validly organized and existing corporation under the laws of the State of Texas.

                    2. The Company is a public utility corporation duly authorized by its Articles of Incorporation to conduct the business that it is now conducting, is subject, as to rates and services, to the jurisdiction of certain authorities, as set forth in the Prospectus and holds valid and subsisting franchises, licenses and permits authorizing it to carry on the utility business in which it is engaged.

                    3. The Company has good and sufficient title to all the properties presently owned by the Company which are described in the Mortgage as owned by it and as subject to the lien thereof, subject only to excepted encumbrances as defined in the Mortgage, and to minor defects and encum-brances customarily found in properties of like size and character, which do not materially impair the use of such properties by the Company; the descriptions in the Mortgage of such properties are adequate to constitute the Mortgage and a lien on the properties so described; the Mortgage constitutes a valid direct mortgage lien, subject only to the exceptions enumerated above, on such properties, which include substantially all the permanent physical properties and franchises of the Company (other than those expressly excepted); all permanent physical properties and franchises
               acquired by the Company after the date of the       Supple-
               mental Indenture (other than those expressly excepted) will, upon such acquisition, become subject to the lien of the Mortgage, subject, however, to liens if any, existing or placed thereon at the time of the acquisition thereof by the Company, and subject to the exceptions enumerated above.

                    4. The Mortgage has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and binding instrument, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting the enforcement of mortgagees' and other creditors' rights and by general principles of equity.

                    5. The Bonds will, when issued and paid for as contemplated in the Agreement and duly authenticated by the Trustee under the Mortgage, be legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting the enforcement of mortgagees' and creditors' rights and by general principles of equity, and will be entitled to the security afforded by the Mortgage.

                    6. The Agreement has been duly authorized, executed and delivered by the Company.

                    7. Other than as stated, referred to or incorporated by reference in the Registration Statement and the Prospectus, there are no material pending legal proceedings to which the Company is a party or of which property of the Company is the subject which depart from the ordinary routine litigation incident to the kind of business conducted by the Company, and to our best knowledge no such proceedings are contemplated.

                    8. The statements made in the Prospectus under the captions "Description of New Bonds" and "Certain Terms of the Offered Bonds", insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                    9. The portions of the information contained in the Prospectus which are stated therein to have been made on our authority have been reviewed by us and, as to matters of law and legal conclusions, are correct.

                    10. The Registration Statement, as of the Effective Date (as defined in the Agreement), and the Prospectus, at the time it was filed with (or transmitted for filing to) the Securities and Exchange Commission (Commission) pursuant to Rule 424 (as defined in the Agreement), (except as to the financial statements and other financial and statistical data contained or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Forms T-1, upon which we do not pass ), complied as to form in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (Trust Indenture Act), and the applicable instructions, rules and regulations thereunder; and the documents or portions thereof filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (Exchange Act), and incorporated by reference in the Registration Statement and the Prospectus pursuant to
               Item 12 of Form S-3 (except as to the financial statements and other financial and statistical data contained or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Forms T-1, upon which we do not pass), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder. In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made to us or included in the Registration Statement and the Prospectus by the Company and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraphs 8 and 9 above. Nothing has come to our attention that would lead us to believe that on the Effective Date the Registration Statement included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, on the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Registration Statement has become and is effective under the Securities Act; and to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act. We do not express any opinion or belief as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus or as to those parts of the Registration Statement that constitute the Forms T-1.

                    11. The Mortgage is duly qualified under the Trust Indenture Act.

                    12. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Bonds under the Agreement.

                                             Very truly yours,

                                             Worsham, Forsythe
                                               & Wooldridge, L.L.P.


                                             By
                                               ---------------------------
                                                      A Partner

                                    SCHEDULE IV-1


                          [Letterhead of Reid & Priest LLP]



                                                       [Date]


          as Underwriters named in the
          Underwriting Agreement, dated
                      , between Texas
          Utilities Electric Company and
          such Underwriters

          c/o


          Ladies and Gentlemen:

                    We have acted as counsel to Texas Utilities Electric Company (the "Company") in connection with the issuance and sale
          of $              aggregate principal amount of its
              -------------                                   ----------
          (the "Debt Securities") pursuant to the Underwriting Agreement
          dated                among the Company and you (the "Underwriting
                --------------
          Agreement").

                    Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

                    In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Indenture and the Debt Securities. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon a certificate of the Indenture Trustee as to the authentication of the Debt Securities. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

                    Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:

                    1. The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

                    2. The Indenture has been duly qualified under the Trust Indenture Act;

                    3. The Debt Securities and the Indenture have been duly authorized, executed and delivered by the Company, the Debt Securities are entitled to the benefits of the Indenture, and the Debt Securities and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                    4. The statements made in the Prospectus under the captions "Description of New Debt Securities" and "Certain Terms
          of the          ", insofar as they purport to constitute
                 ---------
          summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;

                    5. The Registration Statement, as of the Effective Date, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act, (except as to the financial statements and schedules and other financial and statistical data contained therein as to which we do not express any belief and except for those parts of the Registration Statement that constitute the Forms T-1) complied as to form in all material respects with the applicable requirements of the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any belief), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under
          Section 8 of the Securities Act; and

                    6. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Debt Securities.

                    In the course of the preparation of the information relating to the Company contained in the Registration Statement and the Prospectus (including the documents incorporated therein by reference) we had discussions with certain of its officers and representatives, with other counsel for the Company, with Deloitte & Touche LLP, the independent certified public accountants who audited certain of the financial statements contained in the Registration Statement and the Prospectus and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Registration Statement and the Prospectus and take no responsibility therefor except as set forth in paragraph 4 above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any belief, and except for those parts of the Registration Statement that constitute the Forms T-1) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus, at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act, included, or on the date hereof includes, an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    We are members of the New York Bar and do not hold ourselves out as experts in the laws of the State of Texas. As to all matters of Texas law, we have, with your consent, relied upon the opinion of Worsham, Forsythe & Wooldridge, L.L.P., Dallas, Texas, General Counsel for the Company. We believe that you and we are justified in relying on such opinion.

                                             Very truly yours,


                                             REID & PRIEST LLP

                                    SCHEDULE IV-2


                            [Letterhead of Reid & Priest]


                                                                     [Date]



          as Underwriters named in the
          Underwriting Agreement, dated
                      , between Texas
          Utilities Electric Company and
          such Underwriters

          c/o

          Ladies and Gentlemen:

                  In connection with the proposed issuance and sale by
          Texas Utilities Electric Company (Company) of its    % First
                                                            ---
          Mortgage Bonds in an aggregate principal amount of
          $               (Bonds), pursuant to the agreement referred to
           --------------
          above (Agreement), we advise you that we, as counsel for the Com-pany, have participated in the preparation of (a) the Company's Mortgage and Deed of Trust, dated as of December 1, 1983, to Irving Trust Company (now The Bank of New York), Trustee (Trustee), as supplemented by all indentures supplemental
          thereto, the latest of which is the                Supplemental
                                               -------------
          Indenture, dated as of           (the Mortgage and Deed of Trust
                                 ---------
          as so supplemented being hereinafter called the Mortgage), under which the Bonds are proposed to be issued; and (b) the Regis-tration Statement and Prospectus (such terms having the same meaning herein as in the Agreement) filed by the Company under the Securities Act of 1933, as amended (Securities Act). We have not examined the Bonds, except specimens thereof.

                  Upon the basis of our familiarity with these transactions and with the affairs and properties of the Company generally, we are of the opinion that:

                  1. The Mortgage has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and binding instrument, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting the enforcement of mortgagees' and other creditors' rights and by general principles of equity.

                  2. The Bonds will, when issued and paid for as contemplated in the Agreement and duly authenticated by the Trustee under the Mortgage, be legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting the enforcement of mortgagees' and other creditors' rights and by general principles of equity, and be entitled to the benefit of the security afforded by the Mortgage.

                  3. The Agreement has been duly authorized, executed and delivered by the Company.

                  4. The statements made in the Prospectus under the captions "Description of New Bonds" and "Certain Terms of the Offered Bonds", insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                  5. The Registration Statement, as of the Effective Date (as defined in the Agreement), and the Prospectus, at the time it was filed with (or transmitted for filing to) the Securities and Exchange Commission (Commission) pursuant to
             Rule 424 (as defined in the Agreement), (except as to the financial statements and other financial and statistical data contained or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Forms T-1, upon which we do not pass), complied as to form in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (Trust Indenture Act); and the documents or portions thereof filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (Exchange Act), and incorporated by reference in the Registration Statement and the Prospectus pursuant to
             Item 12 of Form S-3 (except as to the financial statements and other financial and statistical data contained or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Forms T-1, upon which we do not pass), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations were deemed to comply therewith; the Registration Statement has become and is effective under the Securities
             Act; and to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under
             Section 8 of the Securities Act.

                  6.   The Mortgage is duly qualified under the Trust
             Indenture Act.

                  7. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Bonds under the Agree-ment.

                  In passing upon the forms of the Registration Statement and the Prospectus we necessarily assume the correctness and completeness of the statements made by the Company and the information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 4 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus we have had discussions with certain of its officers and representatives, with other counsel for the Company and with Deloitte & Touche LLP, the inde-pendent certified public accountants who audited certain of the financial statements included in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that on the Effective Date the Regis-tration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, on the date hereof, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus or as to those parts of the Registration Statement that constitute the Forms T-1.

                    We are members of the New York Bar and do not hold ourselves out as experts on the laws of the State of Texas, but we have made a study of such laws. As to all matters of Texas law (including incorporation of the Company, titles to properties, franchises, licenses and permits, upon which we do not pass), we have, with your consent, relied upon an opinion of even date herewith addressed to you by Worsham, Forsythe & Wool-dridge, L.L.P. , Dallas, Texas, General Counsel for the Company. We believe that you and we are justified in relying on such opinion.

                                           Very truly yours,


                                           REID & PRIEST

                                     SCHEDULE V-1


                 [Letterhead of Winthrop, Stimson, Putnam & Roberts]



                                                       [Date]


          as Underwriters named in the
          Underwriting Agreement, dated
                      , between Texas
          Utilities Electric Company and
          such Underwriters

          c/o


          Ladies and Gentlemen:

                    We have acted as counsel to you in connection with your purchase from Texas Utilities Electric Company (the "Company") of
          $           aggregate principal amount of its
           ----------                                   ---------------
          (the "Debt Securities") pursuant to the Underwriting Agreement,
          dated               , between you and the Company (the
                --------------
          "Underwriting Agreement").

                    We are members of the New York Bar and do not hold ourselves out as experts on the laws of the State of Texas. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Worsham, Forsythe & Wooldridge, L.L.P., of Dallas, Texas, General Counsel for the Company, as to the matters covered in such opinion relating to Texas law. We have reviewed such opinion and believe that it is satisfactory and that you and we are justified in relying thereon. We have also reviewed the opinion of Reid & Priest LLP required by paragraph (c) of Section 7 of the Underwriting Agreement, and we believe such opinion to be satisfactory.

                    We have, in addition, examined the documents described in the list of closing papers as having been delivered to you at the closing and such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. We have not examined the Debt Securities, except specimens thereof, and have relied upon a certificate of the Trustee as to the authentication thereof. As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the Registration Statement hereinafter mentioned. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies.
          "Registration Statement", "Prospectus" and "Effective Date" as used herein have the same meanings as the same words in the Underwriting Agreement.

                    Based on the foregoing, we are of the opinion that:

                    1. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                    2. The Indenture is duly qualified under the Trust Indenture Act of 1939, as amended.

                    3. The Debt Securities and the Indenture have been duly authorized, executed and delivered by the Company, the Debt Securities are entitled to the benefits of the Indenture, and the Debt Securities and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                    4. The statements made in the Prospectus under the captions "Description of New Debt Securities" and "Certain
               Terms of the           ", insofar as they purport to
                            ----------
               constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                    5. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Debt Securities as contemplated in the Underwriting Agreement.

                    6. The Registration Statement, at the Effective Date thereof, and the Prospectus, at the time it was filed with or transmitted for filing to the Commission pursuant to Rule 424 (except in each case as to financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Forms T-1, upon which we express no opinion), complied as to form in all material respects with the Securities Act.

                    In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 4 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of its officers and representatives, with counsel for the Company, with Deloitte & Touche LLP, the independent public accountants who audited certain of the financial statements incorporated by reference in the Registration Statement and the Prospectus, and with certain of your representatives. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with or transmitted for filing to the Commission pursuant to Rule 424, or at the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus or as to those parts of the Registration Statement that constitute the Forms T-1.

                    This opinion is given to you solely for your use in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon by any other person or for any other purpose.

                                             Very truly yours,



                                             WINTHROP, STIMSON, PUTNAM
                                               & ROBERTS

                                     SCHEDULE V-2



                 [Letterhead of Winthrop, Stimson, Putnam & Roberts]



                                                                     [Date]

          as Underwriters named in the
          Underwriting Agreement, dated
                      , between Texas
          Utilities Electric Company and
          such Underwriters

          c/o


          Ladies and Gentlemen:

                  We have acted as counsel for you in connection with the execution and delivery of the Distribution Agreement dated
                      (the "Agreement") between each of you and Texas
          -----------
          Utilities Electric Company (the "Company"), relating to the proposed issuance and sale by the Company of
          $             aggregate principal amount of its    % First
           ------------                                   ---
          Mortgage Bonds (the "Bonds"), which Bonds are proposed to be issued under the Company's Mortgage and Deed of Trust, dated as of December 1, 1983, to Irving Trust Company (now The Bank of New
          York), Trustee, supplemented by all indentures supplemental
          thereto, including the              Supplemental Indenture, dated
                                  -----------
          as of                (the Mortgage and Deed of Trust as so
                --------------
          supplemented being hereinafter called the "Mortgage").

                  We are members of the New York Bar and do not hold ourselves out as experts on the laws of the State of Texas. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Worsham, Forsythe & Wooldridge, L.L.P., of Dallas, Texas, General Counsel for the Company, as to the matters covered in such opinion relating to Texas law. We have reviewed such opinion and believe that it is satisfactory and that you and we are justified in relying thereon. We have also reviewed the opinion of Reid & Priest LLP required by para-graph (c) of Section 7 of the Agreement, and we believe such opinion to be satisfactory.

                  We have, in addition, examined the documents described in the list of closing papers as having been delivered to you on the date hereof and such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express the opinions set forth below. We have not examined the Bonds, except specimens thereof. As to various questions of fact material to this opinion, we have relied upon representations of the Company and upon statements in the Registration Statement hereinafter mentioned. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies. The words "Registration Statement," "Prospectus" and "Effective Date" as used herein have the same meanings as the same words in the Agreement.

                  We are of the opinion that:

                  1. The Mortgage has been duly and validly authorized by all necessary corporate action, has been duly and validly executed and delivered, and is a valid and binding instrument enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws affecting the enforcement of mortgagees' and other creditors' rights and by general principles of equity.

                  2. The Bonds will, when issued and paid for as contemplated in the Agreement and duly authenticated by the Trustee under the Mortgage, be legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting the enforcement of mortgagees' and other creditors' rights and by general principles of equity, and be entitled to the benefit of the security afforded by the Mortgage.

                  3. The statements made in the Prospectus under the captions "Description of New Bonds" and "Certain Terms of the Offered Bonds", insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                  4. The Agreement has been duly authorized, executed and delivered by the Company.

                  5. The Registration Statement, as of the Effective Date, and the Prospectus, at the time it was filed with (or transmitted for filing to) the Securities and Exchange Commission (the "Commission") pursuant to Rule 424 (as defined in the Agreement), (except as to the financial statements and the financial and statistical data contained therein and except for those parts of the Registration Statement that constitute the Forms T-1, upon which we do not pass), complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act") statements and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"); and the documents or portions thereof filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in the Registration Statement and by Prospectus pursuant to Item 12 of Form S-3 (except as to the financial statements and other financial and statistical data contained or incorporated by reference therein and except for those parts of the Registration Statement that constitute the Forms T-1, upon which we do not pass), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instruc-tions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations were deemed to comply therewith; the Registration Statement has become and is effective under the Act and, to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Act.

                  6. The Mortgage has been duly qualified under the Trust Indenture Act.

                  7. No other approval, authorization, consent or order of any public board or body (other than in connection or in compliance with the blue-sky laws of any jurisdiction) is legally required for the authorization of the issue and sale by the Company of the Bonds under the Agreement.

                  In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included in the Registration Statement and the Prospectus, and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 3 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus we have had discussions with certain of its officers and representatives, with counsel for the Company and with Deloitte & Touche LLP, the independent certified public accountants who examined certain of the finan-cial statements incorporated in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that on the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus or as to those parts of the Registration Statement that constitute the Forms T-1.

                                                  Very truly yours,



                                                  Winthrop, Stimson, Putnam
                                                     & Roberts